AGREEMENT

         This Agreement is made and entered into as of the 29th day of December, 1995, by and among the following parties: ILX Incorporated, an Arizona corporation ("ILX"), Martori Enterprises Incorporated, an Arizona corporation ("MEI"), Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("LAP"), Red Rock Collection Incorporated, an Arizona corporation ("RRC") , Edward John Martori ("EJM") and Joseph P. Martori as Trustee for Cynthia J. Polich Irrevocable Trust dated June 1, 1989 ("Polich").

                                R E C I T A L S:

         A. The parties desire to effect certain transactions whereby certain existing agreements will be modified or otherwise affected; namely those agreements represented by the following documents:

         Installment Promissory Note in the face amount of $1,000,000 dated October 1, 1994 made by ILX payable to EJM (the "EJM/LAP Note"), which note is secured by ILX's Class A limited partnership interest in LAP.

         Promissory Note in the face amount of $900,000 dated July 27, 1995 made by LAP and ILX payable to EJM and Polich in accordance with their respective participation interests therein (the "EJM/Polich Note") , which note is secured by 320 timeshare weeks in the Sedona Vacation Club at Los Abrigados ("Weeks") as represented by that certain Deed of Trust and Assignment of Rents dated July 27, 1995 and recorded July 27, 1995 in the Official Records of Coconino County at Instrument No. 95-21171 (the "EJM/Polich Deed of Trust").

         Guarantee Fee Agreement dated as of September 9, 1991 between Arthur J. Martori ("AJM") and Alan R. Mishkin and LAP (the "Guarantee Fee Agreement"), AJM's interest under which was assigned to MEI pursuant to that certain Memorandum of Guaranty/Partnership Interest Exchange Agreement dated as of January 1, 1993 between MEI and Arthur J. Martori and Sue L. Martori.

         B. EJM and RRC desire to enter into a sale/leaseback transaction involving the real property presently owned and occupied by RRC located at 3840
N. 16th Street, Phoenix, Arizona (the "RRC Building"), which real property was recently independently appraised at $465,000.

         C. The parties desire to memorialize said transactions by this one, all-inclusive agreement.

                               A G R E E M E N T:

         1. MODIFICATION OF EJM NOTE. Effective after the January 1, 1996 payment, the EJM/LAP Note shall be amended and restated by the form of Installment Promissory Note attached hereto as EXHIBIT "A" so as to be modified so that the indented portion of the first paragraph thereof reads as follows:

         Installments of interest only shall be payable quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

Upon maturity of the EJM/LAP Note, EJM shall have the option to convert all or any portion of the note balance into ILX common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause EJM's interest, direct or indirect, in ILX to exceed 50%.

Except as specifically provided herein, the EJM/LAP Note (as amended and restated) and security therefor shall remain in full force and effect and unamended hereby.

         2. MODIFICATION OF EJM/POLICH NOTE. Effective after the January 1, 1996 payment, and further subject to the simultaneous modifications described hereinafter, the EJM/Polich Note shall be substituted with two notes, one payable to EJM in the face amount of $550,000 (the "EJM/SVC Note") and one payable to Polich in the face amount of $350,000 (the "Polich/SVC Note"). Both such notes shall be in substantially the same format as the EJM/Polich Note, except that the Note Rate in each shall be reduced to 10% and they shall each be further modified so that the indented portions of the first paragraphs thereof read as follows:

         Payments of interest only shall be made quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

Simultaneously, 100 Weeks under the EJM/Polich Deed of Trust shall be released in accordance with the form of Deed of Partial Release and Partial Reconveyance attached hereto as EXHIBIT "B", and the following additional modifications shall be made:

         A. POLICH/SVC NOTE. The makers of the Polich/SVC Note shall make a cash payment to Polich on or before January 5, 1996 such that the Polich/SVC Note shall be reduced to a face amount of $250,000. The Polich/SVC Note (as so reduced) shall be secured by 120 of the 220 Weeks remaining
         subject  to  the  EJM/Polich   Deed  of  Trust  by  the  execution  and
         recordation of the Assignment of Beneficial Interest Under Deed of Trust in the form attached hereto as EXHIBIT "C". Upon maturity of the Polich/SVC Note, Polich shall have the option to convert all or any portion of the note balance into ILX common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause Polich's interest, direct or indirect, in ILX to exceed 50%. The
         Polich/SVC   Note  (taking
         into account all of the simultaneous modifications described in this Agreement) shall be in the form attached hereto as EXHIBIT "D".

         B. EJM/SVC NOTE. As payment by EJM of part of the Purchase Price for the RRC Building (as such terms are defined and such transaction is described hereinafter), the makers of the EJM/SVC Note shall credit the account of RRC on their books in the amount of $320,000 and the EJM/SVC Note shall be reduced to a face amount of $230,000 (the "Initial Note Reduction"). The EJM/SVC Note (as so reduced) shall be secured by 100 of the 220 Weeks remaining subject to the EJM/Polich Deed of Trust by the execution and recordation of the Assignment of Beneficial Interest Under Deed of Trust in the form attached hereto as EXHIBIT "C". Upon maturity of the EJM/SVC Note, EJM shall have the option to convert all or any portion of the note balance into ILX common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause EJM's interest, direct or indirect, in ILX to exceed 50%. The EJM/SVC Note (taking into account all of the simultaneous modifications described in this Agreement) shall be in the form attached hereto as EXHIBIT "E". Notwithstanding the foregoing, the EJM/SVC Note shall be subject to further future reductions as described below.

         3. ACQUISITION OF RRC BUILDING. EJM agrees to purchase from RRC, and RRC agrees to sell to EJM, the RRC Building at a price of $500,000, with closing to occur on or before December 29, 1995 by recordation of a Warranty Deed (along with an Affidavit of Real Property Value) in the form attached hereto as EXHIBIT "F". The Purchase Price shall be payable $320,000 by the Initial Note Reduction with the $180,000 balance payable by "Subsequent Note Reductions" as hereinafter described. RRC agrees to pay the last half 1995 taxes on or before the payment due date thereof. Additional terms and conditions of the purchase and sale transaction shall be as appears in Escrow Instructions attached hereto as EXHIBIT "G".

EJM agrees to acquire the RRC Building subject to RRC'S outstanding purchase money obligation represented by that certain All-Inclusive Purchase Money Promissory Note Secured by All-Inclusive Purchase Money Deed of Trust in the face amount of $225,000 dated January 18, 1994 made by RRC payable to GPH Properties, Inc. ("GPH") (the "GPH Note"), which note is secured by the RRC Building pursuant to that certain All-Inclusive Purchase Money Deed of Trust and Assignment of Rents dated January 18, 1994 and recorded February 17, 1994 in the Official Records of Maricopa County at Instrument No. 94-0135554 and re-recorded November 4, 1994 at Instrument No. 94-0791828 (the "GPH Deed of Trust"), as well as the underlying note and deed of trust. RRC warrants that the current principal balance under the GPH Note is $180,000.

RRC hereby affirms and agrees to honor all remaining monetary and non-monetary obligations under the GPH Note and the GPH Deed of Trust (the "Obligations"). ILX and LAP, solely for the benefit of EJM and not for the benefit of GPH or any other third party, each hereby guarantees the Obligations. With respect to the principal payment to be made in 1996 and the principal and interest payments to be made thereafter under the GPH Note by or on behalf of RRC, as each such payment is made, the makers of the EJM/SVC Note shall credit the account of RRC on their books the amount of such payment and the outstanding balance of principal under the EJM/SVC Note shall be reduced (the "Subsequent Note Reductions").

         4. LEASE OF RRC BUILDING. Commencing December 29, 1995, EJM shall lease to RRC the RRC Building at an annual rental of $48,000 payable $4,000 monthly on a triple net basis. The term of the lease shall be one (1) year with four one year options to renew by RRC. The lease shall be in the form attached hereto as EXHIBIT "H".

         5. GUARANTEE FEE AND HOLDBACK PAYMENTS. Effective after the January 1, 1996 fee and payment, and in consideration of $160,000 payable by LAP as described below, MEI hereby forever relinquishes and waives its rights under the Guarantee Fee Agreement to the guarantee fee and holdback payments as may be accrued and unpaid on, due on or due after such effective date. Said sum shall be payable $60,000 in cash on or before January 5, 1996 with the $100, 000 balance represented by a promissory note substantially in the form attached hereto as EXHIBIT "I".

         6. MISCELLANEOUS PROVISIONS. Any notice hereunder shall be given in writing and hand-delivered. The provisions of this Agreement shall be governed and interpreted in accordance with the laws of the State of Arizona. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This instrument contains the entire agreement of the parties and may not be modified except by a writing signed by the parties affected thereby. Each provision of this Agreement is divisible and separable from all others and the parties agree that each such provision shall be fully enforceable notwithstanding the fact that one or more other provisions may be determined to be illegal or otherwise unenforceable in whole or in part. Should one or more of the provisions of this Agreement be determined to be illegal, wholly or partially unenforceable, or unreasonable, the parties hereby empower the Court to enforce any such provision to the fullest extent being possible under Arizona law. Each of the parties hereto agrees in good faith to execute such further or additional documents as may be necessary or appropriate to fully carry out the intent and purpose of this Agreement. Time shall be of the essence in the performance of each and every term of this Agreement. If any action is brought by either party in respect of its rights under this Agreement, the substantially prevailing party shall be entitled to recover from the other party its court costs, and reasonable attorneys' fees as determined by the Court, to the maximum extent permitted by law. No waiver by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy upon a breach hereof shall constitute a waiver of such remedy. No waiver shall effect or alter the remainder of this Agreement, but each and every covenant, agreement, term and condition thereof shall continue in full force and effect with respect to any then existing or subsequent breach of this Agreement. This Agreement may be executed in several counterparts, all of which taken together shall constitute one Agreement binding upon all of the parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart.

Effective as of the date and year first above written.

ILX Incorporated

By: /s/ Nancy J. Stone
   ------------------------------------
Its: Executive Vice President
    -----------------------------------

Martori Enterprises Incorporated

By: /s/ Joseph P. Martori
   ------------------------------------
Its: Chairman
    -----------------------------------

Los Abrigados Partners Limited Partnership

By: ILE Sedona Incorporated,
    General Partner

    By: /s/ Nancy J. Stone
       --------------------------------
    Its: Vice President
        -------------------------------

Red Rock Collection Incorporated

By: /s/ Michael Stone
   ------------------------------------
Its: President
    -----------------------------------

/S/ EDWARD JOHN MARTORI
Edward John Martori



/s/ Joseph P. Martori, Trustee
---------------------------------------
Joseph P. Martori as Trustee
for Cynthia J. Polich Irrevocable
Trust dated June 1, 1989

                                   EXHIBIT "A"

                  $909,078 EJM/LAP NOTE (AMENDED AND RESTATED)

                           INSTALLMENT PROMISSORY NOTE
                             (AMENDED AND RESTATED)

$909,078                                                         January 1, 1996
                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, the undersigned, ILX INCORPORATED, an Arizona corporation (the "undersigned"), promises to pay to the order of Edward J. Martori ("Payee"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of Nine Hundred Nine Thousand and Seventy Eight Dollars ($909,078), together with interest thereon as computed below, as follows:

         Installments of interest only shall be payable quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

         Interest shall be charged on the unpaid principal balance of this Note to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to eight percent (8%).

         Upon maturity of this Note, Payee shall have the option to convert all or any portion of the balance outstanding hereunder into ILX Incorporated common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause Payee's interest, direct or indirect, in ILX Incorporated to exceed 50%.

         The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

         Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds , and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

         At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned; (vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document farming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

         The undersigned hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court without a jury.

         This Note is secured by a Security Agreement dated July 1, 1994.

         This Note is executed to be effective as of the date set forth above.

                                       ILX INCORPORATED, an Arizona corporation

ATTEST:                                By: /s/ Nancy J. Stone
                                          ------------------------------------
                                       Its: Executive Vice President
                                           -----------------------------------

By: /s/
  ------------------------------------
Its: Vice President
    -----------------------------------

                                   EXHIBIT "B"

          DEED OF PARTIAL RELEASE AND PARTIAL RECONVEYANCE (100 WEEKS)

Recording Requested by:

When recorded mail to:

Sam Ciatu, Esq.
c/o 2777 East Camelback Road
Phoenix, Arizona  85016

--------------------------------------------------------------------------------
                DEED OF PARTIAL RELEASE AND PARTIAL RECONVEYANCE
                                  (BENEFICIARY)

JOSEPH P. MARTORI, Trustee for the CYNTHIA J. POLICH IRREVOCABLE TRUST dated June 1, 1989 and EDWARD JOHN MARTORI, a single man, Beneficiaries under the Deed of Trust executed by LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP, as Trustor, dated JULY 27, 1995, and recorded JULY 27, 1995, in Docket/Book 1789, Page 134, Records of Coconino County, Arizona, hereby releases and reconveys to the person or persons legally entitled thereto, without covenant or warranty, express or implied, all the estate, title, and interest acquired by Trustee under said Deed of Trust, in and to that portion of the property described as follows:

An undivided 100/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1738, page 236 ET SEQ., at the office of the Coconino County Recorder, Coconino County, Arizona. Together with all buildings, improvements and fixtures thereon.

The remaining property described in said Deed of Trust shall continue to be held by Trustee under the terms thereof, and, as provided therein, this partial reconveyance does not affect the personal liability of any person for payment of the indebtedness secured thereby.

NOW THEREFORE, the Beneficiary does hereby partially release said Deed of Trust pursuant to the provisions of Arizona Revised Statutes Section 33-707.

DATED: December 27, 1995
      --------------------

                                          /s/ Edward  John Martori
                                          ------------------------------------
                                          Edward John Martori, Beneficiary

                                          The  Cynthia J. Polich Irrevocable
                                          Trust dated June 1, 1989, Beneficiary

                                          By: /s/ Joseph P. Martori, Trustee
                                             ---------------------------------
                                              Joseph P. Martori, Trustee

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC., 1995 by EDWARD JOHN MARTORI.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC. 1995 by JOSEPH P. MARTORI who acknowledged to be the TRUSTEE of the CYNTHIA J. POLICH IRREVOCABLE TRUST DATED JUNE 1, 1989, and that as such Trustee, being authorized so to do, signed the name of the trust as such Trustee.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

                                   EXHIBIT "C"

                       ASSIGNMENTS OF BENEFICIAL INTEREST
                       UNDER DEED OF TRUST (100/120 WEEKS)

Recording Requested by:

When recorded mail to:

Sam Ciatu, Esq.
c/o 2777 East Camelback Road
Phoenix, Arizona  85016

--------------------------------------------------------------------------------
              ASSIGNMENT OF BENEFICIAL INTEREST UNDER DEED OF TRUST

FOR VALUE RECEIVED, the undersigned Beneficiaries hereby assign and transfer to JOSEPH P. MARTORI, TRUSTEE FOR THE CYNTHIA J. POLICH IRREVOCABLE TRUST DATED JUNE 1, 1989 all beneficial interest under that certain Deed of Trust dated JULY 27, 1995 executed by LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP, Trustor, to SECURITY TITLE AGENCY. AN ARIZONA CORPORATION, Trustee, and recorded JULY 27, 1995, in Docket/Book 1789, Page 134, in the records of Coconino County, Arizona, as it relates to the following described real property:

An undivided 120/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1738, page 236 ET SEQ., at the office of the Coconino County Recorder, Coconino County, Arizona. Together with all buildings, improvements and fixtures thereon.

IN WITNESS WHEREOF, said Beneficiaries have signed this instrument on December 19TH, 1995.


                                          /s/ Edward  John Martori
                                          ------------------------------------
                                          Edward John Martori, Beneficiary

                                          The  Cynthia J. Polich Irrevocable
                                          Trust dated June 1, 1989, Beneficiary

                                          By: /s/ Joseph P. Martori, Trustee
                                             ---------------------------------
                                              Joseph P. Martori, Trustee

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC., 1995 by EDWARD JOHN MARTORI.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC. 1995 by JOSEPH P. MARTORI who acknowledged to be the TRUSTEE of the CYNTHIA J. POLICH IRREVOCABLE TRUST DATED JUNE 1, 1989, and that as such Trustee, being authorized so to do, signed the name of the trust as such Trustee.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

Recording Requested by:

When recorded mail to:

Sam Ciatu, Esq.
c/o 2777 East Camelback Road
Phoenix, Arizona  85016

--------------------------------------------------------------------------------
               ASSIGNMENT OF BENEFICIAL MEREST UNDER DEED OF TRUST

FOR VALUE RECEIVED, the undersigned Beneficiaries hereby assign and transfer to EDWARD JOHN MARTORI, A SINGLE MAN all beneficial interest under that certain Deed of Trust dated JULY 27, 1995 executed by LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, AN ARIZONA LIMITED PARTNERSHIP, Trustor, to SECURITY TITLE AGENCY, AN ARIZONA CORPORATION, Trustee, and recorded JULY 27, 1995 in Docket/Book 1789, Page 134, in the records of Coconino County, Arizona, as it relates to the following described real property:

An undivided 100/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1738, page 236 ET SEQ., at the office of the Coconino County Recorder, Coconino County, Arizona. Together with all buildings, improvements and fixtures thereon.

IN WITNESS WHEREOF, said Beneficiaries have signed this instrument on December 19TH, 1995.

                                          /s/ Edward  John Martori
                                          ------------------------------------
                                          Edward John Martori, Beneficiary

                                          The  Cynthia J. Polich Irrevocable
                                          Trust dated June 1, 1989, Beneficiary

                                          By: /s/ Joseph P. Martori, Trustee
                                             ---------------------------------
                                              Joseph P. Martori, Trustee

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC., 1995 by EDWARD JOHN MARTORI.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

STATE OF ARIZONA     )
                     ) ss.
County of Maricopa   )

This instrument was acknowledged and executed before me this 29 day of DEC. 1995 by JOSEPH P. MARTORI who acknowledged to be the TRUSTEE of the CYNTHIA J. POLICH IRREVOCABLE TRUST DATED JUNE 1, 1989, and that as such Trustee, being authorized so to do, signed the name of the trust as such Trustee.

My Commission Expires:
                                                   /s/ Michelle C. Parker
                                                   -----------------------------
                                                   Notary Public

                                   EXHIBIT "D"

                            $250,000 POLICH/SVC NOTE

                                 PROMISSORY NOTE

$250,000                                                         January 1, 1996
                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, the undersigned LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an' Arizona limited partnership, and ILX INCORPORATED, an Arizona corporation (the "undersigned"), jointly and severally, promise to pay to the order of Joseph P. Martori as Trustee for the Cynthia J. Polich Irrevocable Trust dated June 1, 1989 ("Payee") , at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), together with interest thereon as computed below, as follows:

         Payments of interest only shall be made quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

         Interest shall be charged on the unpaid principal balance of this Note from the date hereof to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to ten percent (10%).

         Upon maturity of this Note, Payee shall have the option to convert all or any portion of the balance outstanding hereunder into ILX Incorporated common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause Payee's interest, direct or indirect, in ILX Incorporated to exceed 50%.

         The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

         Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

         At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

The undersigned hereby agree: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be, paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

         This Note is secured by a Deed of Trust and Assignment of Rents dated July 27, 1995, as modified.

         This Note is executed to be effective as of the date set forth above.

LOS ABRIGADOS PARTNERS LIMITED           ILX INCORPORATED, an Arizona
PARTNERSHIP, an Arizona limited          corporation
partnership                              By: /s/ Nancy J. Stone
                                            ---------------------------------
By: ILE SEDONA INCORPORATED, an          Its:  Executive Vice President
Arizona corporation, its general             --------------------------------
partner

By: /s/ Nancy J. Stone
   ---------------------------------
Its:  Vice President
    --------------------------------

                                   EXHIBIT "E"

                              $230,000 EJM/SVC NOTE

                                 PROMISSORY NOTE

$230,000                                                         January 1, 1996
                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, the undersigned LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an' Arizona limited partnership, and ILX INCORPORATED, an Arizona corporation (the "undersigned") , jointly and severally, promise to pay to the order of Edward John Martori ("Payee"), at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of Two Hundred Thirty Thousand Dollars ($230,000), together with interest thereon as computed below, as follows:

         Payments of interest only shall be made quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

         Interest shall be charged on the unpaid principal balance of this Note from the date hereof to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to ten percent (10%).

         Upon maturity of this Note, Payee shall have the option to convert all or any portion of the balance outstanding hereunder into ILX Incorporated common stock at a price of $2.00 per share; provided, however, that any such exercise shall not cause Payee's interest, direct or indirect, in ILX Incorporated to exceed 50%.

         The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising, out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

         Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, without penalty or premium, provided that each such payment shall be applied as set forth above.

         At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned; (vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

         The undersigned hereby agree: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

         This Note is secured by a Deed of Trust and Assignment of Rents dated July 27, 1995, as modified.

         This Note is executed to be effective as of the date set forth above. LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership

LOS ABRIGADOS PARTNERS LIMITED           ILX INCORPORATED, an Arizona
PARTNERSHIP, an Arizona limited          corporation
partnership                              By: /s/ Nancy J. Stone
                                            ---------------------------------
By: ILE SEDONA INCORPORATED, an          Its:  Executive Vice President
Arizona corporation, its general             --------------------------------
partner

By: /s/ Nancy J. Stone
   ---------------------------------
Its:  Vice President
    --------------------------------

                                   EXHIBIT "F"

               WARRANTY DEED AND AFFIDAVIT OF REAL PROPERTY VALUE

When recorded, mail to:
Edward John Martori
c/o: General Counsel
2777 East Camelback
Phoenix, AZ 85016

                                  WARRANTY DEED

         For   the   consideration   of  Ten   Dollars,   and   other   valuable
considerations, I or we, RED ROCK COLLECTION INCORPORATED, an Arizona corporation, do hereby convey to Edward John Martori, a single man, the following real property situated in Maricopa county, Arizona:

         The North 106 feet of Lots 4 and 5, of DUNDEE SUBDIVISION, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 10 of Maps, Page 5.

         EXCEPT the East 7 feet of the North 106 feet of Lot 5.

         Subject  to  current  taxes  and  assessments,   reservations  and  all
easements, rights of way, covenants, conditions, restrictions, liens and encumbrances of record.

         And I or we do warrant the title against all persons whomsoever subject to the matters above set forth.

Dated this 28th day of December, 1995.

RED ROCK COLLECTION INCORPORATED,
an Arizona corporation

By: /s/ Michael Stone
   ----------------------------------
Its: President
    ---------------------------------

STATE OF ARIZONA      )
                      ) ss.
County of Maricopa

The foregoing instrument was acknowledged before me this 28th day of December, 1995, by Michael J. Stone, President of RED ROCK COLLECTION INCORPORATED, an Arizona corporation, on behalf of the corporation.

                                               /s/ Michelle C. Parker
                                               ---------------------------------
                                               Notary Public

My commission will expire:

                                   EXHIBIT "G"

                               ESCROW INSTRUCTIONS

                   ESCROW INSTRUCTIONS TO FIRST AMERICAN TITLE
              2929 East Camelback Rd, Suite 125, Phoenix, AZ. 85016
                      (602) 224-0223 ! Fax: (602) 381-1833

DATE: 12/27/95     ESCROW OFFICER: DONALD M. MILTZ     ESCROW NO. 213-222-692147

         RED ROCK COLLECTION INCORPORATED, an Arizona corporation
                                                            HEREIN CALLED SELLER
ADDRESS: 2777 East Camelback Road, Phoenix, AZ  85016
TELEPHONE NO. home                 work (602) 957-2777
                                       AND
         EDWARD JOHN MARTORI, an unmarried man
                                                             HEREIN CALLED BUYER
ADDRESS:  2777 East Camelback Road, Phoenix, AZ  85016
TELEPHONE NO. home                 work (602) 957-2777

hereby employ FIRST AMERICAN TITLE INSURANCE COMPANY to act as ESCROW AGENT in connection with a sale of the hereafter described property upon the following terms and conditions, including the General Provisions incorporated herein, which shall be complied with by said parties on 12/29/95 , except as otherwise specified herein.

THESE INSTRUCTIONS ARE NOT BINDING UPON ESCROW AGENT UNTIL FULLY EXECUTED AND DEPOSITED WITH ESCROW AGENT.

The North 106 feet of Lots 4 and 5, of DUNDEE SUBDIVISION, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona. recorded in Book 10 of Maps, Page 5. EXCEPT the East 7 feet of the North 106 feet of Lot 5.

SELLER REPRESENTS PROPERTY ADDRESS TO BE: 3840 NORTH 16TH STREET, PHOENIX,
                                          ARIZONA

==================================================================================================
SALES PRICE                         $500,000    PARTY OBLIGATIONS (X)             SELLER     BUYER
---------------------------------------------------------------------------------------------------
which is represented by:                        ESCROW FEE                           X         X
EARNEST MONEY                       $           TITLE POLICY INSURING:
Paid Direct & Outside of Escrow     $500,000    0OWNER                               X         X
 pursuant to agmt. between parties              TRANSFER FEES (IF ANY)               X         X
                                                IMPROVEMENT LIEN ASMTS               X         X
BROKER COMMISSION None                          Present. if any                      X
                                                Future. if any                                 X
                                                FIRE INSURANCE POLICY Buyer  to
                                                obtain new outside of escrow.
                                                RECORDING FEES: As per custom
                                                THERE SHALL BE NO PRORATIONS
==================================================================================================
NET PROCEED due Seller to be payable            NO PERSONAL PROPERTY INCLUDED IN
to Seller.                                      THIS ESCROW.
==================================================================================================

SEE THE FOLLOWING PAGES FOR CONTINUED TERMS AND CONDITIONS

THESE ESCROW INSTRUCTIONS CONSIST OF 3 PAGES, PLUS ANY NOTED EXHIBITS

SELLER'S SIGNATURES:                          BUYER'S SIGNATURES:

RED ROCK COLLECTION INCORPORATED,
An Arizona Corporation                        /s/ Edward John Martori
   ----------------------------------         ----------------------------------
                                                  EDWARD JOHN MARTORI
By: /s/ Micahael Stone
   ----------------------------------         ----------------------------------
Its:    President

                               GENERAL PROVISIONS
SELLER AND BUYER AGREE:

1. That Escrow Agent, in connection with these instructions, cannot give legal advice to any party hereto.

2. To deposit with Escrow Agent all documents and monies necessary to complete the sale as established by the terms at these instructions.

3. That all funds for the escrow be paid to Escrow Agent unless otherwise specified and that the disbursement of any funds be made by check of Escrow Agent.

4. Escrow Agent is authorized to act upon any statement furnished by a lienholder or his agent, without liability or responsibility for the accuracy of such statements.

5. Escrow Agent is authorized to pay (ram available funds held by it for said purposes any amounts necessary to procure documents and to pay charges and obligations necessary to consummate this transaction.

6. Escrow Agent shall have no responsibility to see that fire insurance provided for herein is renewed upon expiration or otherwise kept in force, either during the interim and/or subsequent to close of escrow and further authorize Escrow Agent to complete the necessary Fire Insurance Endorsement Request.

7. That when these instructions and all title requirements have been complied with, Escrow Agent is authorized to deliver or record in. the appropriate public office all necessary documents. disburse all funds and have said Title Insurance Policy issued.

8. That any amendments or addendums to these escrow instructions shall be in writing, executed by the Seller and Buyer. Escrow Agent shall not be bound by any unilateral instructions.

9. To indemnify and save harmless Escrow Agent against all costs, damages, attorney's fees, expenses and liabilities which it may incur or sustain in connection with these instructions or any interpleader action and will pay the same on demand.

10. To grant Escrow Agent a lien upon the property herein described and authority to reimburse and offset itself for its charges and for all damages or expenses which it may incur or sustain in connection herewith, from all of the rights, title and interest of the Seller and Buyer in all of the documents and money deposited hereunder.

11. If any date for compliance with these instructions occurs an a day Escrow Agent is closed for business, the requirement may be met on the next succeeding day Escrow Agent is open for business. `Close at Escrow' shall mean the effective date of the Policy of Title Insurance.

12. It either party. after having fully complied, elects to cancel these instructions because of the failure of the other party to comply with any of the terms within the time limits provided herein, the party electing to cancel shall deliver to Escrow Agent a written notice these instructions shall be cancelled. If other party fails to comply, these instructions shall be cancelled. Escrow Agent shall:

    First: Pay to the party electing to cancel any earnest money deposited, and pay other money to the party who made the deposit.

    Second: Return all documents deposited to the party who delivered them, except documents executed by both Seller and Buyer, which shall be retained in the cancelled Escrow file.

13. Escrow Agent shall, within three (3) days after receipt of any Notice, Demand or Declaration, send it to the party to whom it is directed by enclosing a copy of said instrument in an envelope addressed to said party at the last written address which said party shall have filed with Escrow Agent. If no written address has been filed, the notice shall be sent in care of General Delivery at the City in which the office of the Escrow Agent is located as shown on the first Page at these instructions. The notice shall be deposited in the United States mail. The mailing of any such instrument by Escrow Agent in the manner herein provided shall constitute notice at the contents of such instrument to the party to whom the instrument is directed as of the date of such mailing and no further notice shall be required.

14. Escrow Agent shall not accept payments under a cancellation notice, unless in cash, certified or cashier's check or money order.

15. It under these instructions a commission is to be paid to a licensed Real Estate Broker, regardless of the provisions of Paragraph 12(a) above, upon the cancellation of these instructions by notice the Real Estate Broker shall receive one-half of the earnest money, not to exceed the total amount of commission. Further, the party obligated to pay the commission shall not acquiesce in any mutual cancellation without written approval of the Real Estate Broker.

16. Escrow Agent has the right to resign upon written notice thereof mailed to the parties ten (10) business days prior to the effective date. If such right is exercised, all funds and documents shall be returned to the party who deposited them except documents executed by both Seller and Buyer which shall be retained in the cancelled Escrow file.

17. Escrow Agent may at its election, in the event of any conflicting demands made upon it concerning these instructions or this escrow, hold any money and documents deposited hereunder until it receives mutual instructions by all parties or until a civil action shall have been concluded in a court of competent jurisdiction, determining the rights of the parties. In the alternative, Escrow Agent may at anytime at its discretion, commence a civil action to interplead any conflicting demands to a court of competent jurisdiction. In the event of any interpleader action commenced by Escrow Agent, Escrow Agent shall be entitled to recover reasonable attorney's fees and expert witness expenses together with all costs incurred in such action. The order discharging Escrow Agent shall provide for the payment of such fees and expenses from the amount deposited into court by Escrow Agent and, to the extent such sum is insufficient to fully reimburse Escrow Agent. the court shall designate the party or parties responsible for any additional payment.

18. In the event of any litigation or arbitration relating to the interpretation or enforcement of these instructions or any provision hereof, or seeking a declaration of the rights or obligations of any party hereunder, the prevailing party or parties in such proceedings will be entitled to recover, in addition to any other available remedy, reasonable attorney's fees. expert witness fees and all costs incurred therein, which fees and expenses shall be determined by the court or arbitrator, and not by a jury, in a separate proceeding. The rights of Escrow Agent under this provision are in addition to any rights which Escrow Agent may have under any indemnification provision of these instructions. Any action shall be commenced in the county in which the real property subject to these instructions is situated.

19. To complete and execute the Standard Account Servicing Instructions of Escrow Agent if Escrow Agent is hereby employed and appointed to act as Account Servicing Agent.

20. The title insurance to be provided, unless otherwise specified, shall be evidenced by the standard coverage form of title insurance of First American Title Insurance Company, on file with the Insurance Director of the State of Arizona subject to exceptions shown in the Commitment for Title Insurance and Policy of Title Insurance issued.

    NOTE: There are some  matters  for which  First  American  Title  assumes no liability, including but not limited to unrecorded liens, personal property taxes; transfer of personal property, utility charges, boundary lines, location of improvements and possession; compliance
          with  zoning,   building   ordinances  and  building   restrictions;
          reservations and exceptions in Patents.

ESCROW INSTRUCTIONS TO  -  FIRST AMERICAN TITLE
                           2929 East Camelback Rd, Suite 125, Phoenix, AZ. 85016
                           (602) 224-0223

DATE:  12/27/95                                       ESCROW NO.  213-222-692147
--------------------------------------------------------------------------------
CONTINUED TERMS AND CONDITIONS:

1. The parties hereto agree these escrow instructions are the final agreement between the Buyer and Seller.

2. The Buyer understands and agrees that the following items will be shown as exceptions to Schedule B to the policy of title insurance to be issued in conjunction herewith:

                "A Deed of Trust given to secure an indebtedness in the original principal amount of $100,000.00, together with any and all other obligations secured thereby, dated March 16, 1993, recorded April 1, 1993, in 93-0194692 of Official Records.

                TRUSTOR : GPH PROPERTIES, INC., an Arizona corporation

                TRUSTEE : M & I THUNDERBIRD BANK, an Arizona corporation

                BENEFICIARY : M & I THUNDERBIRD BANK, an Arizona corporation

                AND

                A Deed of Trust given to secure an indebtedness in the original principal amount of $225,000.00, together with any and all other obligations secured thereby, dated January 18, 1994, recorded February 17, 1994, in 94-0135554 of Official Records and re-recorded November 4, 1994 in 94-0791828 of Official Records.

                TRUSTOR  :  RED  ROCK   COLLECTION   INCORPORATED,   an  Arizona
                            corporation

                TRUSTEE : UNITED  TITLE  AGENCY OF  ARIZONA,  INC.,  an  Arizona
                          corporation

                BENEFICIARY : GPH PROPERTIES, INC., an Arizona corporation"

3. These Escrow Instructions may be signed in counterpart with each such counterpart to be deemed an original hereof. Telefax signatures shall be fully binding upon the parties and shall be deemed as if original.

                                   EXHIBIT "H"

                               RRC BUILDING LEASE

                                 LEASE AGREEMENT

Edward John Martori, hereafter "Landlord", agrees to lease to Red Rock Collection Incorporated, an Arizona corporation, hereafter "Tenant", and Tenant agrees to lease from Landlord, the real property situated in Maricopa County, Arizona, more particularly described in Exhibit "A" attached hereto located at 3840 N. 16th Street, Phoenix, Arizona, hereafter "the premises", upon the following terms and conditions:

1. TERM: The term of this Lease shall commence on the 29th day of December, 1995 and shall terminate on the 31st day of December, 1996. Tenant shall have four options to extend the term, each for a successive additional one calendar year period, by giving written notice thereof to Landlord at least thirty (30) days in advance of the commencement of such extended term.

2. POSSESSION: Tenant shall take possession of the premises on December 29, 1995. Tenant shall be bound by all provisions of this Lease, including the payment of rent, at all times Tenant is in possession of the premises.

3. RENT: Tenant agrees to pay Landlord as base rent FOUR THOUSAND DOLLARS ($4,000) per month for each month of the Lease. Rent is due on or before the last day of each month and is payable at Landlord's offices or at such other place as Landlord may designate in writing. Rent shall be prorated on the basis of a thirty (30) day month for each partial month during the term of this Lease or during which Tenant is in possession of the premises. All other monetary obligations of Tenant under this Lease shall constitute additional rent and shall be due as specified in each instance.

4. TAXES AND ASSESSMENTS: Tenant agrees to pay as additional rent during each lease year or partial lease year of the term of this lease, all real estate taxes and assessments levied and assessed for any such year upon the premises and the underlying realty. For any partial lease year of the term hereof such amount shall be pro rated on a daily basis. The amount to be paid by Tenant shall be paid to Landlord at least five (5) days before the due date thereof.

    Tenant shall pay to Landlord, in addition to and along with the rental otherwise payable hereunder, any excise, transaction, sales or privilege tax now or hereafter imposed by any government or agency upon Landlord and attributed to or measured by rent or prorations payable by Tenant.

5. OPERATING EXPENSES: The operating expenses of the premises shall be paid by Tenant. The operating expenses of the Project include without limitation: property taxes, special assessments, utilities, maintenance, supplies, management fees, janitorial services, trash removal, fire and liability insurance premiums, repairs and all other costs which can properly be considered expenses of operating and maintaining the building and surrounding property of which the premises are a part, including necessary capital expenditures. Without limiting the generality of the foregoing, Tenant shall at its own expense and at all times maintain the premises in good and safe condition, including plate glass, heating and air conditioning units, roof, exterior walls, electrical wiring, plumbing and any other systems or equipment upon the premises. Tenant will promptly pay when due all electric, water, gas and other similar charges directly attributable to the premises.

6. USE OF PREMISES: Tenant shall use the premises for the sole purpose of office/warehouse use and shall not use or allow the premises to be used for any illegal or objectionable purpose. Tenant shall at its own cost and expense obtain all licenses and permits necessary for such use. Tenant shall use its best efforts to comply with all governmental laws, ordinances and regulations applicable to the use of the demised premises, and shall use its best efforts to promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the use of the demised premises all at Tenant's sole expense. Tenant shall not operate its business in such manner so as to constitute an annoyance to other tenants and shall endeavor to control its customers so as to maintain an orderly premises. Tenant shall not do or permit anything to be done which would increase the cost of any fire, extended coverage or any other insurance covering the premises.

7. REPAIR: Tenant shall at its own expense keep the premises in good condition and repair.

8. ASSIGNMENT: Tenant shall not assign or hypothecate this Lease, or enter into a sublease relating to all or any portion of the premises, without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. Any such assignment or subletting without consent shall be void. Landlord's approval of any such assignment or sublease shall not release Tenant from its obligations under this Lease or constitute assent to any subsequent assignment or sublease.

9. RETURN OF PREMISES: Upon the termination of this Lease, Tenant shall return the premises to Landlord in its original condition, ordinary wear and tear and alterations or improvements not designated to be removed excepted.

10. INSURANCE: Tenant, during the term hereof, at its own expense, will provide and keep in force for the benefit of Landlord and Tenant, as their respective interests may appear, fire, comprehensive, plate glass and general and public liability insurance protection with respect to the premises and for claims for personal injury or death or property damage in and about the premises with limits not less than $1,000,000 in the event of bodily injury or death of any number of persons in any one accident and limits of not less that $1,000,000 for damage to property, and shall provide Landlord with a copy of the policy upon Landlord's written request. Tenant shall name Landlord as an additional insured under the policy and provide Landlord a certificate of insurance. The insurance shall be primary insurance and shall provide that any right of subrogation against Landlord is waived. The policy shall further provide that no act or omission by Tenant shall impair the rights of the insured to receive the proceeds of the policy and that the policy shall not be canceled except upon thirty (30) days prior written notice to each named insured.

11. INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all actions, claims, demands, penalties or liabilities arising out of events occurring in or about the premises or caused in whole or in part by Tenant or Tenant's agents, servants, employees or invites, except for matters attributable to Landlord's willful misconduct or gross negligence. This indemnification shall include all costs and expenses and reasonable attorney's fees which Landlord may expend in connection with any of the foregoing.

12. LIMITATION OF LIABILITY: Landlord shall not be liable to Tenant for damages nor shall Tenant be entitled to a reduction in rent by reason of any of the following: (i) Landlord's failure to provide utilities or services when such failure is caused by accident, repairs, strikes, disturbances or any other cause beyond the reasonable control of Landlord (ii) disruption to Tenant's business caused by Landlord's repairs or improvements to the project (iii) damages to the premises or Tenant's property unless caused by Landlord's gross negligence or willful misconduct.

13. NOTICE: All notices or demands under this Lease or required to be given by law are to be made in writing by registered or certified mail, return receipt requested, and are deemed given when deposited in the United States mail postage prepaid and addressed to Landlord or Tenant at the addresses set forth on the signature page of this Lease. Each party shall have the right, from time to time, to designate a different address to which notices and demands are to be sent by giving notice in the manner provided for above except that Landlord may in any event use the premises as Tenant's address for notice purposes.

14. ENTRY BY LANDLORD: Landlord shall have the right to enter the premises at all reasonable times for the purposes of inspecting, repairing or maintaining the premises, determining whether the terms of the Lease are being complied with, posting such notices as Landlord deems advisable for its protection, and showing the premises to prospective tenants, purchasers or lenders. Landlord may at any time within ninety (90) days prior to the expiration of this lease place upon the premises any customary "For Lease" signs, and reasonably permit persons desiring to lease the same to inspect the premises.

15. DEFAULT & REMEDIES:

    (a) The occurrence of one or more of the following events shall constitute a default of this Lease by Tenant:

        (1) The abandonment of the premises by Tenant or absence of Tenant from premises for thirty (30) days or longer while failing to comply with any provision of this Lease.

        (2) The failure by Tenant to make any payment of rent or other payment required to be made by Tenant under this Lease when due.

        (3) The failure by Tenant to observe or perform any provision of this Lease other than the payment of money where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant. This notice shall be in lieu of, and not in addition to, any notice required under Arizona law.

        (4) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition under the United States Bankruptcy Code unless dismissed within thirty (30) days; (iii) the appointment of a receiver or trustee to take possession of substantially all of Tenant's assets located at the premises or of this Lease where possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the premises where such seizure is not discharged within thirty (30) days.

    (b) In the event of any default by Tenant as defined above. Landlord may exercise one or more of the following remedies in addition to any remedy provided for at law or equity:

        (1) With or without notice or process of law and using such force as Landlord may deem reasonably necessary under the circumstances, and without terminating this Lease or relieving Tenant of any obligation hereunder, Landlord may re-enter and take possession of the premises and of all property located therein. Under no circumstances shall Landlord be liable in damages or otherwise by reason of the exercise by Landlord of any such re-entry or eviction, or by reason of the exercise by Landlord of any other remedy provided in this subparagraph (b).

        (2) In the event that Landlord recovers possession of the premises without termination of this Lease, Tenant shall pay to Landlord all sums due under this Lease on the dates due as if Tenant remained in possession of the premises.

        (3) Landlord may recover from Tenant, and Tenant shall pay upon demand, all expenses incurred in recovering possession of the premises, repairing and altering the premises for reletting, and attempting to relet the premises, including commissions and attorney fees.

    (c) The remedies described in subparagraph (b) are cumulative and in addition to any remedy at law or in equity. The filing of an action by Landlord against Tenant requesting under one or more remedies shall not be deemed an election of that remedy or remedies to the exclusion of all others.

    (d) Landlord shall be under no obligation to observe or perform any duty imposed by this Lease which accrues after the date of any default by Tenant.

    (e) The failure or delay of Landlord in exercising any right or remedy shall not be construed as a waiver of any such right or remedy or of any default by Tenant.

16. ATTORNEY'S FEES: In the event any action or proceeding is brought by either party against the other under this Lease, the prevailing party shall be entitled to recover from the other party its reasonable costs, expenses and attorneys' fees.

17. WAIVER: The waiver by Landlord of Tenant's breach by any provision of this Lease shall not constitute a continuing waiver of any subsequent breach by Tenant of the same or other provision.

18. DEFAULT BY LANDLORD: Landlord shall not be in default unless Landlord fails to perform is obligations under this Lease within thirty (30) days after written notice by Tenant to Landlord specifying the obligations which the Landlord has failed to perform. If an obligation is such that it cannot reasonably be completed within such thirty (30) day period, Landlord shall not be in default if Landlord commences performance within thirty (30) days and thereafter diligently prosecutes the same to completion.

19. SURRENDER OF PREMISES: The surrender of this lease by Tenant to Landlord shall not work a merger and shall, at the option of Landlord, operate as an assignment to it of any subleases affecting the premises.

20. ESTOPPEL CERTIFICATE:

    (a) Tenant shall upon not less than five (5) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect and if modified, stating the nature of such modification and certifying that this Lease as modified is in full force and effect, (ii) specifying the dates to which rental and other charges are paid in advance, and (iii) acknowledging that there are no uncured defaults on the part of Landlord or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of the real property of which the premises are a part.

    (b) Tenant's failure to deliver such a statement within the time specified above shall be conclusive upon Tenant (i) that this Lease is in full force and effect and without modification except as may be represented by Landlord, and (ii) that there are no uncured defaults by Landlord.

21. CONDITION OF PREMISES: Tenant acknowledges that neither the Landlord nor any of the Landlord's agents has made any representation or warranty with respect to the premises or building or with respect to the suitability of either for the conduct of Tenant's business. Taking possession of the premises by Tenant shall conclusively establish that the premises and building were in good, sanitary order, condition and repair at such time.

22. DESTRUCTION OF PREMISES: In the event that the premises or the building of which the premises are a part are destroyed in whole or in part by fire or other casualty, Landlord may terminate this Lease at its option. If Landlord does not terminate this Lease and elects to repair the damage, this Lease shall remain in full force and effect.

23. CONDEMNATION: If all or a portion of the leased premises are appropriated by a public or quasi-public authority under the power of eminent domain or are transferred by Landlord in lieu thereof, Landlord may terminate this Lease without liability to Tenant for any unexpired term of this Lease. If this Lease is not terminated as a result of such appropriation or transfer, base rent shall be equitably reduced. In either event, Landlord shall be entitled to the entire condemnation award or settlement except that Tenant shall be entitled to any award made by such authority specifically to Tenant for moving expenses or damages for disruption to Tenant's business.

24. LATE  CHARGES:  All sums due under this Lease not paid by Tenant  within ten
    (10) days from the date such payment is due shall be subject to a late charge of the greater of Twenty Dollars ($20.00) or Five Percent (5%) of the amount due and shall bear interest at a rate of Eighteen Percent (18%) per annum until paid.

25. SALE BY LANDLORD: In the event of a sale or conveyance by Landlord of the premises, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant (so long as the purchaser expressly assumes such liability), and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee.

26. LANDLORD'S CONSENT: Except as otherwise provided herein, where Landlord's consent is required under this Lease, such consent shall not be unreasonably withheld.

27. APPLICABLE LAW: This lease shall be governed by the laws of the State of Arizona.

28. TIME OF ESSENCE: Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

INTENDING TO BE LEGALLY BOUND, the parties have executed this Lease agreement effective as of the 29th day of December, 1995.

LANDLORD:                                   TENANT:


/s/ Edward John Martori                     Red Rock Collection Incorporated
-------------------------------
Edward John Martori
                                            By: /s/ Michael Stone
2777 E. Camelback Road                         -------------------------------
Phoenix, AZ  85016                          Its: PRESIDENT
                                                -------------------------------
                                            2777 E. Camelback Road
                                            Phoenix, AZ  85016

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PREMISES


The North 106 feet of Lots 4 and 5, of DUNDEE SUBDIVISION, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona, recorded in Book 10 of Maps, Page 5.

EXCEPT the East 7 feet of the North 106 feet of Lot 5.

                                   EXHIBIT "I"

                            $100,000 PROMISSORY NOTE

                                 PROMISSORY NOTE

$100,000                                                         January 1, 1996
                                                                Phoenix, Arizona

         FOR VALUE RECEIVED, the undersigned LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP, an Arizona limited partnership (the "undersigned"), promises to pay to the order of Martori Enterprises Incorporated, an Arizona corporation ("Payee") , at Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate, the principal sum of One Hundred Thousand Dollars ($100,000), together with interest thereon as computed below, as follows:

         Payments of interest only shall be made quarterly on the first day of January, April, July, and October of each year commencing April 1, 1996. The entire unpaid principal balance, together with all accrued and unpaid interest thereon and other costs payable hereunder, shall be paid in full on December 31, 1999.

         Interest shall be charged on the unpaid principal balance of this Note from the date hereof to the date of maturity on a daily basis for the actual number of days any portion of the principal is outstanding, computed on the basis of a 360-day year, at a per annum rate (the "Note Rate") equal to ten percent (10%).

         The undersigned acknowledges that the undersigned has agreed to the rate of interest represented by the Note Rate, and any additional charges, costs and fees arising out of or related to the transaction of which this Note is a part, to the extent deemed to be interest under applicable law.

         Each and every payment due under this Note shall be made in lawful money of the United State of America and in immediately available funds, and when made shall be first applied to accrued costs, expenses and fees, if any, then to accrued interest that has not yet been added to principal, and then to the reduction of the principal amount of this Note. This Note may be prepaid, in whole or in part, Without penalty or premium, provided that each such payment shall be applied as set forth above.

         At the option of the holder hereof, any of the following shall constitute a "default" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder or under other indebtedness of the undersigned to Payee is not paid as agreed; (ii) any petition or application for any form of relief under any provision of Title 11, United States Code, as amended from time to time (the "Bankruptcy Code") or any other law pertaining to reorganization, insolvency or readjustment of debts is filed by or against the undersigned, its assets or affairs; (iii) the undersigned makes an assignment for the benefit of creditors, is not paying debts as they become due, or is granted an order for relief under any chapter of the

Bankruptcy Code; (iv) a custodian, as defined by the Bankruptcy Code, takes charge of any property of the undersigned; (v) garnishment, attachment, levy or execution is issued against any of the property or effects of the undersigned;
(vi) there is a termination, failure to exist or dissolution of the undersigned; or (vii) there is any default or breach of any representation, warranty or covenant, or there is any false statement or material omission, by the undersigned under any document forming part of the transaction in respect of which this Note is made or forming part of any other transaction under which the undersigned is indebted to Payee.

         The undersigned hereby agree: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of the undersigned to the holder hereof;
(ii) that any written modification, extension or renewal hereof executed by the undersigned shall constitute a representation and warranty of the undersigned that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by the undersigned against Payee; (iii) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of the undersigned to the holder hereof; (iv) to offsets of any sums or property owed to the undersigned by the holder hereof at any time; (v) that this Note shall be governed by the laws of the State of Arizona applicable to promissory notes made and to be paid in the State of Arizona; and (vi) to pay the holder hereof upon demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amounts due under this Note, including negotiating, documenting and otherwise pursuing or consummating modifications, extensions, compositions, renewals or other similar transactions pertaining to this Note, irrespective of the existence of an event of default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced, and in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury.

         This Note is unsecured.

         This Note is executed to be effective as of the date set forth above.

LOS ABRIGADOS PARTNERS
LIMITED PARTNERSHIP,
an Arizona limited partnership

By: ILE SEDONA INCORPORATED,
an Arizona corporation,
its general partner

By:/s/ Nancy J. Stone
   -------------------------------
Its:     Vice President
    ------------------------------

                     FIRST AMERICAN TITLE INSURANCE COMPANY
          2929 East Camelback Road o Suite 125 o Phoenix, Arizona 85016
                       (602) 244-0223 o FAX (602) 381-1833

                              SETTLEMENT STATEMENT
     PRE-AUDIT ONLY 12/27/1995 ( 1:09 PM) SUBJECT TO ADJUSTMENTS AT CLOSING


DATE:           December 27, 1995                 SETTLEMENT DATE:

ESCROW OFFICER: DONALD M. MILTZ                   ESCROW NUMBER:  213-222-892147

SELLER:         RED ROCK COLLECTION INCORPORATED, AN ARIZONA CORPORATION

BUYER:          PART OF LOTS 4 & 5, DUNDEE SUBDIVISION (10/5)
                3840 NORTH 16TH STREET, PHOENIX, ARIZONA

=========================================================================================
                                                 SELLER                    BUYER
                                          CHARGES      CREDITS     CHARGES        CREDITS
=========================================================================================

SALES PRICE                                           500,000.00   500,000.00

PAID DIRECT & OUTSIDE ESCROW             500,000.00                               500,000
PER AGREEMENT

    DISBURSEMENT/CHARGES
    --------------------

FIRST AMERICAN TITLE
ESCROW FEE                                   228.55                    228.55
TITLE INSURANCE                            1,092.00
RECORDING FEES                                                           8.00
AFFIDAVIT OF VALUE                             2.00


--------------------------------------------------------------------------------------------
                             SUB TOTALS: 501,322.55   500,000.00   500,236.55     500,000.00
FUNDS DUE FROM SELLER                                   1,322.55
FUNDS DUE FROM BUYER                                                                  236.55

                                 TOTALS: 501,322.55   501,322.55   500,236.55     500,236.55

                        CONSENT TO ACTION BY DIRECTORS OF
                        RED ROCK COLLECTION INCORPORATED
                                WITHOUT A MEETING

                        EFFECTIVE AS OF DECEMBER 29, 1995

The undersigned, being all of the directors of the above-named Arizona corporation (the "Corporation"), hereby consent to the adoption of the following resolutions without a meeting:

         RESOLVED, that Joseph P. Martori as Chairman, Michael W. Stone as President, or Nancy J. Stone as Vice President of the Corporation is hereby authorized and empowered to take all such actions, execute all such documents or instruments and make and/or receive all such payments as shall be necessary or appropriate to consummate the real estate transaction that is the subject of Escrow No. 213-222-692147 at First American Title Insurance Company.

The action taken hereby shall be of the same force and effect as if taken at a meeting of the directors of the Corporation, duly called and constituted pursuant to law.

                                              /s/ Joseph P. Martori
                                              ----------------------------------
                                              Joseph P. Martori

                                              /s/ Edward J.  Martori
                                              ----------------------------------
                                              Edward J.  Martori

                                              /s/ Michael W. Stone
                                              ----------------------------------
                                              Michael W. Stone